UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2006


                        Franklin Street Properties Corp.
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               (Exact Name of Registrant as Specified in Charter)

           Maryland                  001-32470               04-3578653
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    (State or Other Juris-          (Commission            (IRS Employer
   diction of Incorporation)        File Number)        Identification No.)

    401 Edgewater Place, Suite 200,
        Wakefield, Massachusetts                       01880-6210
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(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (781) 557-1300



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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On March 15, 2006, Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, five wholly-owned acquisition subsidiaries of FSP Corp., each a Delaware corporation (the "Acquisition Subs"), and five real estate investment trusts, FSP Willow Bend Office Center Corp. ("Willow Bend"), FSP Innsbrook Corp. ("Innsbrook"), FSP 380 Interlocken Corp. ("380 Interlocken"), FSP Blue Lagoon Drive Corp. ("Blue Lagoon") and FSP Eldridge Green Corp. ("Eldridge Green") each a Delaware corporation (collectively, the "Target REITs"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for (i) FSP Corp.'s acquisition of each of the Target REITs by the merger of each Target REIT with and into a related Acquisition Sub, resulting in the Acquisition Sub being the surviving corporation and (ii) the conversion of each share of preferred stock in the Target REITs (the "Target Stock") into (A) a certain number of shares of FSP common stock, based on the market value of the FSP common stock (as defined below) and (B) in the event the market value of the FSP common stock is below $20.00, cash, as described below. Pursuant to the Merger Agreement, the exchange ratio used to determine the number of shares of FSP Corp. common stock to be issued for each share of Target Stock will be calculated by dividing the price per share of each Target REIT set forth in the Merger Agreement by the market value of FSP common stock. The market value of FSP common stock will be determined by taking the volume weighted average selling price of FSP common stock over the 20 consecutive trading days ending on the second trading day prior to the date of the closing of the transactions.

      In the event that the market value of FSP common stock, as calculated above, is less than $20.00, the merger agreement provides that the merger consideration described above shall be altered as follows: The holder of each share of Target Stock will be entitled to receive an amount in cash equal to (x) the price per share of the target REIT multiplied by (y) the amount by which the market value of the FSP common stock is less than $20.00, expressed as a percentage (the "Applicable Percentage"). In addition, the number of shares of FSP common stock into which each share of Target Stock is converted would instead equal (x) 100% less the Applicable Percentage multiplied by (y) the Exchange Ratio applicable to such share of Target Stock.

      Each party to the Merger Agreement has made customary representations and warranties and has agreed to customary covenants. The Merger Agreement also contains customary closing conditions.

      Upon consummation of the mergers, FSP Corp. will be the sole stockholder of each of the surviving corporations, and the holders of Target Stock will become stockholders of FSP Corp.

      A number of conflicts of interest are inherent in the relationships among the Target REITs, the boards of directors of the Target REITs, FSP Corp., the FSP board of directors and their respective affiliates. These conflicts of interest include the fact that FSP Investments, a subsidiary of FSP Corp., syndicated each target REIT and, among others:

o George J. Carter, the President and a director of each Target REIT, is President, Chief Executive Officer and a director of FSP Corp. and owns an aggregate of 810,531 shares of FSP common stock;

o R. Scott MacPhee, an Executive Vice President and a director of each Target REIT and a member of each special committee, is also an Executive Vice President of FSP Corp. and owns an aggregate of 386,451 shares of FSP common stock;

o William W. Gribbell, an Executive Vice President and a director of each Target REIT and a member of each special committee, is also an Executive Vice President of FSP Corp. and owns an aggregate of 129,761 shares of FSP common stock;

o Barbara J. Fournier, Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT, is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of FSP Corp. and owns an aggregate of 28,934 shares of FSP common stock;

o Janet P. Notopoulos, Vice President of each Target REIT and a director of Blue Lagoon and Eldridge Green, is also a Vice President and director of FSP Corp. and owns an aggregate of 14,985 shares of FSP common stock; and

o the Target REITs' properties are managed by FSP Property Management, a subsidiary of FSP Corp. pursuant to management services agreements under which FSP Corp. receives certain fees from each target REIT for its management services.

      Each Target REIT board of directors established a special committee consisting of Messrs. MacPhee and Gribbell, the only members of the Target REIT boards who are not also members of the FSP board. The FSP Corp. board of directors established a special committee consisting of Mr. Carter and Ms. Notopoulos.

      Barry Silverstein, Dennis J. McGillicuddy, John N. Burke and Georgia Murray are the only directors of FSP Corp. who are not also officers or directors of any Target REIT. The remainder of the officers and directors of FSP Corp. serve as a director and/or officer, in the positions listed above, of each Target REIT. Barry Silverstein and Dennis J. McGillicuddy own an aggregate of
102.5 and 33 shares of stock in the Target REITs, respectively. Mr. Silverstein owns 33.5 shares in Willow Bend, 5 shares in Innsbrook, 12.25 shares in 380 Interlocken, 11.25 shares in Blue Lagoon and 40.5 shares in Eldridge Green. Mr. McGillicuddy owns 33 shares in Willow Bend.

      The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

      (d)   Exhibits

            See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN STREET PROPERTIES CORP.

Date: March 16, 2006                By: /s/ George J. Carter
                                        -------------------------------------
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                     Description
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2.1                             Agreement and Plan of Merger, dated as of March
                                15, 2006, by and among FSP Corp., the
                                Acquisition Subs and the Target REITs.